Exhibit  23.1
-------------


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 4 to Registration Statement No. 33-2226 of SafeGuard Health Enterprises, Inc. on Form S-8 of our report dated March 7, 2002, appearing in the Annual Report on Form 10-K of SafeGuard Health Enterprises, Inc. for the year ended December 31, 2001.

/s/  Deloitte  &  Touche,  L.L.P.


DELOITTE  &  TOUCHE,  L.L.P.

Costa  Mesa,  California
August  27,  2002